UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On February 25, 2021, the Executive Compensation Committee (the “Committee”) of the Board of Directors of Albemarle Corporation (the “Company”) adopted revised forms of Notice of Restricted Stock Unit Award, Notice of Adj. ROIC Performance Unit Award, Notice of TSR Performance Unit Award, Notice of Option Grant, and Notice of Special Restricted Stock Unit Award under the Company’s 2017 Incentive Plan. The forms of Notices are filed as exhibits to this Current Report on Form 8-K.

All of the awards granted to Ms. Narwold as part of her 2021 compensation package include special vesting conditions upon a “Qualifying Termination Event.” Upon a Qualifying Termination Event (as defined in each of the respective award notices) occurring after December 31, 2021, Ms. Narwold’s 2021 awards of stock options and RSUs will vest in full and become non-forfeitable. In addition, Ms. Narwold will remain eligible to earn and vest in the full amount of 2021 Performance Unit Awards as of the time the Committee makes its determination as to what level of the performance goals have been met.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Exhibit
#10.1	Form of Notice of Restricted Stock Unit Award
#10.2	Form of Notice of Adjusted ROIC Performance Unit Award
#10.3	Form of Notice of TSR Performance Unit Award
#10.4	Form of Notice of Option Grant
#10.5	Form of Notice of Special Restricted Stock Unit Award
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	March 1, 2021	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel